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                                                                    Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 10-K of our report dated March 26, 1997 for our audits of the financial statements of Tri-Magna Corporation for the five month period ended May 29, 1996 and each of the two years ended December 31, 1995.


                                               /s/ Arthur Andersen LLP


                                               ARTHUR ANDERSEN LLP


Boston Massachusetts
March 27, 1997